UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

SOUTHERN CALIFORNIA EDISON COMPANY

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 800)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The exhibits hereto are being filed in connection with the offering by Southern California Edison Company and SCE Trust I of securities pursuant to a Registration Statement on Form S-3 (No. 333-161379).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Chris C. Dominski
Chris C. Dominski
Vice President and Controller

Date: May 10, 2012

EXHIBIT INDEX

Exhibit	Description

4.1	Form of Certificate of Determination of Preferences of Series F Preference Stock

4.2	Form of Amended and Restated Declaration of Trust of SCE Trust I

4.3	Form of Guarantee Agreement by Southern California Edison Company